Vanguard Developed Markets Index Fund

Supplement to the Statement of Additional Information Dated
April 25, 2018

Effective June 22, 2018, State Street Bank and Trust Company, One Lincoln
Street, Boston, MA 02111, serves as the custodian for Vanguard Developed
Markets Index Fund (the “Fund”). The custodian is responsible for maintaining the Fund’s assets, keeping all necessary accounts and records of the Fund’s assets, and appointing any foreign sub-custodians or foreign securities depositories.

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Vanguard Marketing Corporation, Distributor.	SAI 103A 062018